American Century Quantitative Equity Funds, Inc. Prospectus Supplement International Core Equity Fund
Supplement dated February 16, 2010 ¡ Prospectus dated November 1, 2009

The following replaces the first paragraph in the Redemptions section on page 17.

Investor, Institutional and R Class shares held for less than 60 days are subject to a redemption fee of 2.00%.  The redemption fee will be retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. This fee is intended to help prevent abusive trading practices, such as excessive short-term trading. See Abusive Trading Practices, page 19.

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